                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                         Date of Report: August 19, 1998


                        FEDERATED DEPARTMENT STORES, INC.

                     1440 Broadway, New York, New York 10018
                                 (212) 840-1440

                                      -and-

                  7 West Seventh Street, Cincinnati, Ohio 45202
                                 (513) 579-7000




       Delaware                  1-13536             13-3324058
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(State of Incorporation)    (Commission File No.)   (IRS Id. No.)






                             Exhibit Index on Page 4

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ITEM 5. OTHER EVENTS.

        This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Federated Department Stores, Inc. ("Federated") for the purpose of filing as exhibits hereto, the Underwriting Agreement, dated as of August 19, 1998, between Federated and the underwriters named therein and the form of Second Supplemental Trust Indenture, dated as of August 26, 1998, contemplated to be entered into between Federated and Citibank, N.A., as Trustee, in connection with the proposed sale by Federated of $350,000,000 aggregate principal amount of its 6 1/8% Term Enhanced Re-Marketable Securities.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The following exhibits are filed herewith:

1. Underwriting Agreement, dated as of August 19, 1998, between Federated Department Stores, Inc. and the underwriters named therein.

4. Form of Second Supplemental Trust Indenture, dated as of August 26, 1998, between Federated Department Stores, Inc. and Citibank, N.A., as Trustee.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        FEDERATED DEPARTMENT STORES, INC.



Date: August 25, 1998   By: /s/ DENNIS J. BRODERICK
            ----           ----------------------------------------------------
                           Dennis J. Broderick
                           Senior Vice President, General Counsel and Secretary


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                                  EXHIBIT INDEX


Exhibit
Number                      Description
------                      -----------
1.     Underwriting Agreement, dated as of August 19, 1998, between Federated
       Department Stores, Inc. and the underwriters named therein.

4. Form of Second Supplemental Trust Indenture, dated as of August 26, 1998, between Federated Department Stores, Inc. and Citibank, N.A., as Trustee.




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